UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

January 28, 2026

Commission File Number: 000-1289047

AI TECHNOLOGY GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	20-1044677
(State of Incorporation)	(IRS Employer Identification No.)

50 W. Liberty Street, Suite 880 Reno, NV, 89501

 (Address of principal executive offices, zip code)

(800) 394-7440

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

On September 15, 2025, AI Technology Group Inc. (the “Corporation”) filed, as Exhibit 10 to its registration statement filed on Form 10-12G, entered into a Agreement and Plan of Merger with AVM Biotechnology Inc., a Nevada corporation (“AVM”), and Biomed 360 Solutions Corp., a British Columbia corporation (“Biomed 360”)..

On January 27, 2026, and pursuant to the Agreement and Plan of Merger, the Corporation, AVM and Biomed 360 have amended the terms of the Agreement and Plan of Merger as follows:

“Investment Obligations” in the Merger Agreement shall be updated for longer merger timelines stemming from Financial Audit obligations as follows:

"Investment Obligations" means the minimum loan amounts required under the Investment Agreement on dates and tranches below with such dates below subject to a 30-day grace period on the dates contained below before being deemed a material breach in the following amounts of:

(a)

The parties confirm and acknowledge $1,000,000 in loans has been provided by August 1, 2025 ("Tranche 1"), with such loans convertible into Parent Shares at the rate of $1.00 per share at the Effective Time. Tranche 1 was provided by BioMed360 on behalf of Parent.

(b)

The parties confirm and acknowledge $1,000,000 has been provided by November 20, 2025 (one of four $1,000,000 increments of "Tranche 2" investment), with such amount convertible into Parent Shares at the rate of $2.50 per share at the Effective Time. This forms part of Tranche 2 that was provided by AVM Biotechnology Ltd., the Nevada company (“Merger Sub”) on behalf of Parent.

(c)

The parties agree that further $1,000,000 Tranche 2 investment increments will be invested on or before each of February 28, 2026, April 30, 2026, and June 30, 2026, with such amounts convertible into Parent Shares at the rate of $2.50 per share at the Effective Time. This forms the balance of Tranche 2 payments that are to be provided by Merger Sub on behalf of Parent or by the Parent directly; and

(d)	A minimum of $10,000,000 and a maximum of $25,000,000 on or before the Closing Date ("Tranche 3") with amounts exchanged for Parent Shares at the rate of $2.50 per share at the Effective Time.
(e)

Tranche 2 and 3 convertible loan amounts shall be subject to 10% per annum simple interest from the date that Tranche 2 and 3 convertible loan amounts are received by AVM Biotechnology Inc. to be settled in shares at $2.50 per share at the Effective Time.

2.3 (a) Closing

The “Closing Date” shall be extended from March 31, 2026 to July 26, 2026 or such earlier or later date as the Merger Sub, the Parent and the Corporation mutually agree to in writing.

Item 9.01 – Financial Statements and Exhibits

Exhibit 10	First Amendment
101	Cover Page Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AI TECHNOLOGY GROUP INC.

Date: January 28, 2026	By:	/s/ Marcus Johnson
Marcus Johnson
President

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